Exhibit 10.1

EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of June 21, 2019 is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015, a First Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 26, 2016, a Second Amendment to Second Amended and Restated Master Repurchase Agreement dated as of June 24, 2016, a Third Amendment to Second Amended and Restated Master Repurchase Agreement dated as of September 23, 2016, a Fourth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 24, 2017, a Fifth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 23, 2018, a Sixth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 22, 2019, and a Seventh Amendment to Second Amended and Restated Master Repurchase Agreement dated as of March 26, 2019 (as amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1    Definitions. Section 1.2 of the Repurchase Agreement is amended by adding or amending and restating, as applicable, the following definitions thereto, to read in their entireties as follows:
“Swing Line Limit” means, for any day, the lesser of (x) $150,000,000, and (y) the Maximum Aggregate Commitment minus the Aggregate Outstanding Purchase Price outstanding on that day, being the maximum amount that may be funded and outstanding on that day under the Swing Line.
2.2    Request for Increase in Maximum Aggregate Commitment. Section 2.3 of the Repurchase Agreement is amended and restated in its entirety as follows:
2.3. Request for Increase in Maximum Aggregate Commitment. The Seller may from time to time, by giving advanced written notice of at least two Business Days to the Administrative Agent in the form of Exhibit G hereto, request an increase in the Maximum Aggregate Commitment in increments of $25,000,000, with a minimum increase of $25,000,000 to a specified amount up to $1,200,000,000 for a period for such increase being designated by the Seller (but not less than 30 days, or if less, the period remaining until the Termination Date); provided that no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred that the Administrative Agent has not declared in writing to have been waived or cured. Upon receipt of such request, the Administrative Agent may request one or more existing Buyers or new Buyers (which new Buyers are acceptable to the Seller) to provide increased Commitments to finance all or a portion of the requested increase. The Administrative Agent shall notify the Seller of such new and existing Buyers’ responses to requests for increased or new Commitments. Following such notice, to achieve the full amount of a requested increase, with the prior consent of the Administrative Agent, the Seller may invite additional new Buyers to provide such increase. Any increase under this Section 2.3 shall be in the sole discretion of the Administrative Agent and the Buyers, and no Buyer will have any obligation to increase its Committed Sum. The consent of the Administrative Agent and the Buyers to an increase under this Section 2.3 shall be evidenced by the Administrative Agent providing to the parties to this Agreement an updated Schedule BC. If an increase in the Maximum Aggregate Commitment is achieved, then the Pro Rata ownership interest in the Purchased Loans of each Buyer shall, following funding by the Buyers increasing their Commitment Sums or by the new Buyers, automatically be adjusted proportionately. Upon the expiration of any such increase, the Seller shall, to the extent required, reduce the Aggregate Outstanding Purchase Price to the amount of the Maximum Aggregate Commitment as then in effect, and the ownership interests in the Purchased Loans of each Buyer shall automatically be adjusted accordingly.
2.3    Transaction Sublimits. Section 4.2(b) of the Repurchase Agreement is amended and restated in its entirety as follows:
(b)    The outstanding Purchase Prices of all Purchased Loans that are Wet Loans shall not exceed (x) 65% of the Maximum Aggregate Commitment for the last five Business Days of each March, June, September and December, and the first five Business Days of each April, July, October and January; (y) 55% of the Maximum Aggregate Commitment on any of the first five and last five Business Days of any other month; or (z) 35% of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit”).
2.4    Schedules. Schedule BC to the Repurchase Agreement is amended and restated to read in its entirety as set forth on Schedule BC hereto.
Section 3.Effectiveness. This Amendment shall become effective as of the date first above written upon the Seller’s fulfillment of the following conditions precedent:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)this Amendment, duly executed by the Seller, the Required Buyers, and the Administrative Agent;
(b)a closing fee in the amount of $300,000, for distribution to the Buyers in accordance with each Buyer’s Pro Rata Share of the increase in the base Maximum Aggregate Commitment; and
(c)a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent), (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment and (iv) copies of the Seller’s (1) limited partnership agreement, (2) certificate of limited partnership issued by the state of Texas, (3) articles of incorporation certified by the Secretary of State of the State of the General Partner, and (4) bylaws and all amendments, or certification that there have been no changes to such documents since a true and correct copy thereof was delivered to the Administrative Agent and that such documents are in full force and effect.
3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement.

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Section 4.Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.
4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.
DHI MORTGAGE COMPANY, LTD.,
as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: Executive Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Buyer

By: /s/ EDWIN D. JENKINS
Name: Edwin D. Jenkins
Title: Senior Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ MATTHEW O'ROURKE
Name: Matthew O'Rourke
Title: Assistant Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ DARYL HARDY
Name: Daryl Hardy
Title: Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

COMERICA BANK, as a Buyer

By: /s/ ART SHAFER
Name: Art Shafer
Title: Senior Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

TIAA, FSB, formerly known as EVERBANK, as a Buyer

By: /s/ E.R. MOORE
Name: E.R. Moore
Title: Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

BMO HARRIS BANK N.A., as a Buyer

By: /s/ ROBERT BOMBEN
Name: Robert Bomben
Title: Director

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

STERLING NATIONAL BANK, as a Buyer

By: /s/ EDDIE OTHMAN
Name: Eddie Othman
Title: Senior Vice President

Eighth Amendment to Second Amended and Restated Master Repurchase Agreement

SCHEDULE BC TO EIGHTH AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer	Except as provided in the below chart, Committed Sum for any period:
U.S. Bank National Association	$250,000,000
Branch Banking & Trust Company	$150,000,000
Comerica Bank	$150,000,000
TIAA, FSB, f/k/a EverBank	$150,000,000
BMO Harris Bank N.A.	$75,000,000
Sterling National Bank	$75,000,000
Associated Bank, N.A.	$50,000,000
Maximum Aggregate Commitment	$900,000,000

Buyer	Committed Sum for June 21, 2019 through and including July 22, 2019, and September 20, 2019 through and including November 5, 2019
U.S. Bank National Association	$305,555,556
Branch Banking & Trust Company	$183,333,333
Comerica Bank	$183,333,333
TIAA, FSB, f/k/a EverBank	$183,333,333
BMO Harris Bank N.A.	$91,666,667
Sterling National Bank	$91,666,667
Associated Bank, N.A.	$61,111,111
Maximum Aggregate Commitment	$1,100,000,000

Sch. BC